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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report
(Date of earliest event reported)       October 27, 1999
                                        ----------------


                                     1-13859
                                     -------
                             Commission file number


                         AMERICAN GREETINGS CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)

             Ohio                                       34-0065325
             ----                                       ----------
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)


One American Road, Cleveland, Ohio                         44144
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(Address of principal executive offices)               (Zip Code)



                                                  (216) 252-7300
                                                  --------------
                                       Registrant's telephone number, including area code



ITEM 5.  OTHER EVENTS


Due to the scope of its electronic marketing division's relationships with several new business partners, American Greetings Corporation now expects to sell a minority interest in the electronic marketing division early in 2000.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMERICAN GREETINGS CORPORATION

                                        By:     /s/ Jon Groetzinger, Jr.
                                                --------------------------
                                                Jon Groetzinger, Jr.
                                                Senior Vice President
                                                General Counsel and Secretary

October 27, 1999